SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D)OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 19, 2002


                                  ULTICOM, INC.
             (Exact name of registrant as specified in its charter)

                   NEW JERSEY                        22-2050748
         (State or other jurisdiction of          (I.R.S. Employer
          incorporation or organization)         Identification No.)

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                                1020 BRIGGS ROAD
                          MT. LAUREL, NEW JERSEY 08054
                                 (856) 787-2700
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

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                                [NOT APPLICABLE]

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ITEM 5  OTHER EVENTS.

On April 19, 2002, Ulticom, Inc. announced that its upcoming annual shareholders' meeting will be held Tuesday, June 18, 2002. See Press Release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            Exhibit No.                            Exhibit
            -----------                            -------

            99.1                 Press release of Ulticom dated April 19, 2002




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                              ULTICOM, INC.

Dated: April 19, 2002                         By:    /s/ William F. Sorin
                                                  --------------------------
                                                  Name:  William F. Sorin
                                                  Title: Corporate Secretary


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                                  EXHIBIT INDEX

* 99.1  Press Release of Ulticom, dated April 19, 2002

* Filed herewith.